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Federated Investors


Federated High Income Bond Fund, Inc.

21ST ANNUAL REPORT
MARCH 31, 1998

ESTABLISHED 1977

PRESIDENT'S MESSAGE

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Dear Fellow Shareholder:

Federated High Income Bond Fund, Inc. was created in 1977, and I am pleased to present its 21st Annual Report. The fund is designed to provide high monthly income from a broadly diversified portfolio of high-yield bonds.*

This report covers the 12-month period from April 1, 1997 through March 31, 1998. It begins with a discussion with the fund's portfolio manager, Mark E. Durbiano, Senior Vice President of Federated Advisers. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-yielding corporate bond holdings. Third is the publication of the fund's financial statements.

The continued favorable economy and a healthy demand for high-yield bonds created a strong environment for Federated High Income Bond Fund, Inc. The fund performed well -- both in terms of share value growth and current income. The performance of each share class in terms of total return, income distribution, and net asset value increase follows.**

                   TOTAL RETURN   INCOME   NET ASSET VALUE INCREASE
 Class A Shares       16.48%       $1.00     $11.31 to $12.10 = 7%
 Class B Shares       15.52%       $0.91     $11.31 to $12.09 = 7%
 Class C Shares       15.51%       $0.91     $11.31 to $12.09 = 7%

On March 31, 1998, the fund's nearly $2 billion in assets were widely diversified across more than 300 carefully researched high-yield issues that spanned the entire business and industrial spectrum.

* Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities, and increased possibilities for default.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 11.27%, 9.60%, and 14.46%, respectively.

Thank you for investing a portion of your wealth in Federated High Income Bond Fund, Inc. Your questions, comments, or suggestions about the fund are always welcome.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President

May 15, 1998

INVESTMENT REVIEW

[Graphic]

Mark E. Durbiano
Senior Vice President
Federated Advisers

[Graphic]

HIGH-YIELD BONDS DELIVERED ATTRACTIVE TOTAL RETURNS DURING THE 12-MONTH REPORTING PERIOD ENDED MARCH 31, 1998. COULD YOU REVIEW THE PERFORMANCE OF THE HIGH-YIELD SECTOR FOR THE FUND'S FISCAL YEAR?

The high-yield market delivered strong returns for the 12-month reporting period ended March 31, 1998. The market benefited greatly from the period's almost ideal economic and financial market conditions. The economy continued to expand at a moderate-to-strong pace, while inflation continued to remain on the low side. This scenario led to soaring stock prices (48.00% as reported by the Standard & Poor's ("S&P") 500 Index*) and lower interest rates, as 10-year Treasury bond yields declined approximately 125 basis points during the year. Strength in the financial markets coupled with strong demand for high-yield securities resulted in excellent total returns for high-yield securities. For example, the Lehman Brothers High Yield Bond Index returned 15.27% for the 12-month reporting period ended March 31, 1998, outperforming the Lehman Brothers Aggregate Bond Index, a measure of high-quality bond performance, which returned 12.00%.**

[Graphic]

WHAT IMPACT DID THE ASIAN ECONOMIC CRISIS HAVE ON HIGH-YIELD BONDS?

The performance of all financial assets, including high-yield bonds, was hurt by investors' interpretations of developments in Asia. Concerns over Asia had a negative effect during the fourth quarter of 1997, as investors feared that Asian economic problems would slow the U.S. economy and potentially push us into recession. This caused equity prices to soften, the yield spread between high-yield bonds and Treasuries to widen, and the cyclical sectors of the high-yield market to underperform. During the fourth quarter of 1997, high-quality bonds actually outperformed high-yield securities.

* The S&P 500 Index is an index of common stocks in industry, transportation, financial, and public utility companies. This index is unmanaged, and investments cannot be made in an index.

** The Lehman Brothers Aggregate Bond Index is an index comprising securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers High Yield Bond Index is an index that covers the universe of fixed-rate, publicly issued, non-investment grade debt securities. These indices are unmanaged, and investments cannot be made in an index.

However, the U.S. economy shrugged off Asia's problems and continued to exhibit the almost ideal combination of strong growth coupled with low inflation. As investors became less concerned with an Asian-induced slowdown, the stock market surged, yield spreads between high-yield bonds and U.S. Treasuries narrowed, and cyclical high-yield sectors outperformed. For the first quarter of 1998 (the last quarter of the fund's fiscal year), high-yield bonds generated strong relative returns versus their high-quality counterparts. For example, the Lehman Brothers High Yield Bond Index returned 3.36% -- outperforming the Lehman Brothers Aggregate Bond Index, which returned 1.54% for the first quarter of 1998.

[Graphic]

LOOKING SPECIFICALLY AT THE HIGH-YIELD MARKET, WHAT SECTORS PERFORMED THE STRONGEST?

Several areas of the high-yield market generated above-average performance over the 12-month reporting period ended March 31, 1998. The telecommunication sector was a star performer as aggressive young companies accelerated their plant build out, signed up new customers, and captured market share from their semi-monopolistic competitors. In some cases, these companies became acquisition candidates for larger companies looking to expand their business profile in the telecommunications market.

Investors were also rewarded for taking increasing levels of credit risk in the high-yield marketplace. For example, the CCC-rated sector, one of the lowest quality sectors, returned 19.15% during the period according to Lehman Brothers, while the B-rated sector returned 15.66%, and the BB-rated sector, the highest quality high-yield bonds, returned 14.21%.

[Graphic]

HOW DID FEDERATED HIGH INCOME BOND FUND, INC. PERFORM FOR THE FISCAL YEAR ENDED MARCH 31, 1998?

Consistent with the overall performance of the high-yield market, Federated High Income Bond Fund, Inc. generated attractive returns for shareholders during the 12-month reporting period ended March 31, 1998. Class A, B, and C Shares produced total returns of 16.48%, 15.52%, and 15.51%, respectively, based on net asset value.*** The fund's Class A, B, and C Shares outperformed the Lehman Brothers High Yield Bond Index, which returned 15.27% for the 12-month reporting period ended March 31, 1998. The fund's Class A, B, and C Shares modestly underperformed the Lipper High Current Yield Funds Average, which returned 16.94% for the same period.+

[Graphic]

WHAT FACTORS AFFECTED THE FUND'S RETURN OVER THE PERIOD BOTH ON AN ABSOLUTE BASIS AS WELL AS RELATIVE TO THE INDICES?

Several factors affected the fund's performance over the reporting period. First, the fund's quality profile influenced returns relative to the indices. The fund tended to have a higher quality profile relative to the Lipper High Current Yield Funds Average and a modestly lower quality profile relative to the Lehman Brothers High Yield Bond Index. The superior performance of lower quality CCC-rated securities and the fund's underweight in this sector relative to the average mutual fund explains the relative underperformance versus the Lipper High Current Yield Funds Average.

*** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 11.27%, 9.60%, and 14.46%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the categories indicated. These figures do not reflect sales charges.

Second, the fund continued to benefit from its overweight in telecommunication, cable and broadcasting as these sectors outperformed the overall market. Particular telecommunication standouts were competitive local exchange carriers (CLECs). These companies were affected favorably by continued success in executing their aggressive business plans as well as consolidation activity. For example, BROOKS FIBER was acquired by Worldcom, which tendered for the Brooks securities at attractive levels, and TELEPORT COMMUNICATIONS announced plans to be acquired by AT&T driving prices higher. NEXTEL, a cellular-like wireless phone provider, also outperformed on better-than-expected subscriber growth. On the cable side, the fund's United Kingdom cable TV holdings, like TELEWEST and INTERNATIONAL CABLETEL, performed well as industry consolidation accelerated and subscribers continued to grow. On the broadcasting side, consolidation continued to benefit companies like SINCLAIR BROADCAST GROUP and CHANCELLOR MEDIA contributing to growing cash flow and geographic diversification.

Finally, the fund benefited from the outperformance of specific issuers like METTLER TOLEDO and AMF, which completed initial stock offerings during the period, JOHNSTOWN AMERICA on improved financial results, and ASTOR CORP., which was acquired by AlliedSignal, an investment grade issuer during the period.

[Graphic]

WHAT WERE THE FUND'S TOP HOLDINGS AS OF MARCH 31, 1998?

The top 10 holdings out of more than 300 total issues were as follows:

                                     PERCENTAGE OF
 NAME                                 NET ASSETS
 NEXTEL                                  2.03%
 Viacom, Inc.                            1.98%
 Chancellor Media Corp.                  1.97%
 Tenet Healthcare Corp.                  1.95%
 Premier Parks/Six Flags                 1.75%
 First Nationwide Holdings, Inc.         1.55%
 TeleWest PLC                            1.46%
 Sinclair Broadcast Group                1.42%
 Revlon Consumer Products Corp.          1.36%
 International Cabletel, Inc.            1.35%
    TOTAL                               16.82%

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AS A STRONG YEAR FOR HIGH-YIELD BONDS DRAWS TO A CLOSE, WHAT IS YOUR OUTLOOK FOR
THE HIGH-YIELD BOND MARKET, AND WHAT ARE YOUR SECTOR STRATEGIES GOING FORWARD?

As we proceed through 1998, we remain cautiously optimistic about the outlook for high-yield bonds. We do expect to see some slowing in the domestic economy as the problems in Asia begin to take effect. This may lead to some additional spread widening between high-yield bonds and Treasuries, although it should be modest given the approximately 75 basis point widening that had occurred since the October 1997 lows. The widening should be concentrated in the lowest quality sectors.

From a portfolio standpoint, we continue to maintain a modestly higher quality portfolio than normal. We remain overweighted in the telecommunication sector. This sector is experiencing a burst of entrepreneurial activity that is resulting in aggressive new competitors creating enterprises with substantial value. We believe that, as these companies successfully execute their business plans, their bonds will outperform the overall market. We also believe that consolidation will continue to benefit high-yield bondholders.

We continue to like the stability of the U.S. cable industry, as well as the growth and consolidation prospects for our holdings in the United Kingdom. We are also overweighted in the broadcast industry, which continues to benefit from consolidation, especially on the radio side, where we believe several companies will emerge as dominant nationwide players.

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TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED HIGH INCOME BOND FUND,
INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $21,000 IN THE CLASS A SHARES OF FEDERATED HIGH INCOME BOND FUND, INC. ON 11/30/77, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $173,982 ON 3/31/98. YOU WOULD HAVE EARNED A 10.96%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98,Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 11.27%, 10.33%, and 11.99%, respectively. Class B Shares' average annual 1-year and since inception (9/27/94) total returns were 9.60% and 12.05%, respectively. Class C Shares' average annual 1-year and since inception (4/30/93) total returns were 14.46% and 10.50%, respectively.**

[Graphic representation A1 omitted. See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED HIGH INCOME BOND FUND, INC.
ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 20 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $85,117.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $21,000, but your account would have reached a total value of $85,117* by 3/31/98. You would have earned an average annual total return of 12.03%.

A practical investment plan helps you pursue long-term performance from high-yield corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[Graphic representation A2 omitted. See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED HIGH INCOME BOND FUND, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR HIGH MONTHLY INCOME

Chuck Colby is a fictional investor who, like many other shareholders, is looking for high monthly income opportunities.

Chuck is an attorney on his way up the corporate ladder. On March 31, 1988, he invested $5,000 in the Class A Shares of Federated High Income Bond Fund, Inc.

As this chart shows, over 10 years, his original $5,000 investment has grown to $15,517. This represents an 11.99% average annual total return. For Chuck, that means extra money toward the construction of his first home.

[Graphic representation A3 omitted. See Appendix.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED HIGH INCOME BOND FUND, INC.
CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated High

Income Bond Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1988 to March 31, 1998, compared to the Lehman Brothers Single B Rated Index (LBSBRI) and the Lipper High Current Yield Funds Average (LHCYFA).+

[Graphic representation A4 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED HIGH INCOME BOND FUND, INC.
CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated High Income Bond Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 1998, compared to the Lehman Brothers Single B Rated Index (LBSBRI) and the Lipper High Current Yield Funds Average (LHCYFA).+

[Graphic representation A5 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED HIGH INCOME BOND FUND, INC.
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated High Income Bond Fund, Inc. (Class C Shares) (the "Fund") from April 30, 1993 (start of performance) to March 31, 1998, compared to the Lehman Brothers Single B Rated Index (LBSBRI) and the Lipper High Current Yield Funds Average (LHCYFA).+

[Graphic representation A6 omitted. See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED HIGH INCOME BOND FUND, INC.

PORTFOLIO OF INVESTMENTS

MARCH 31, 1998


   PRINCIPAL
     AMOUNT
    OR UNITS                                                                             VALUE
CORPORATE BONDS--92.7%
                                   AEROSPACE & DEFENSE--0.3 %
 $            1,000,000        (a) Aviation Sales Co., Sr. Sub. Note, 8.125%,        $   995,000
                                   2/15/2008
              4,000,000            Tracor, Inc., Sr. Sub. Note, 8.50%,                 4,130,000
                                   3/1/2007
              1,300,000            United Defense Industries, Inc.,                    1,340,625
                                   Sr. Sub. Note, 8.75%, 11/15/2007
                                      Total                                            6,465,625
                                   AUTOMOBILE--2.7%
              5,975,000        (a) Accuride Corp., Sr. Sub. Note, 9.25%,               5,975,000
                                   2/1/2008
              4,425,000            Aftermarket Technology Co., Sr.                     4,933,875
                                   Sub. Note, 12.00%, 8/1/2004
              1,875,000            Aftermarket Technology Co., Sr.
                                   Sub. Note, Series D, 12.00%,
                                   8/1/2004                                            2,090,625
             13,200,000            Collins & Aikman Products Co., Sr.                 14,916,000
                                   Sub. Note, 11.50%, 4/15/2006
              1,700,000            Delco-Remy International, Inc., Sr.                 1,759,500
                                   Note, 8.625%, 12/15/2007
              6,250,000            Exide Corp., Sr. Note, 10.00%,                      6,625,000
                                   4/15/2005
              6,000,000            Lear Corp., Sub. Note, 9.50%,                       6,652,500
                                   7/15/2006
              2,000,000            Lear Seating Corp., Sub. Note,                      2,037,500
                                   8.25%, 2/1/2002
              2,550,000            OshKosh Truck Corp., Sr. Sub.,                      2,588,250
                                   8.75%, 3/1/2008
              4,125,000            Oxford Automotive, Inc., Sr. Sub.                   4,382,813
                                   Note, 10.125%, 6/15/2007
                                      Total                                           51,961,063
                                   BANKING--1.4%
             13,435,000            First Nationwide Escrow Corp., Sr.                 15,147,963
                                   Sub. Note, 10.625%, 10/1/2003
              8,600,000            First Nationwide Holdings, Inc.,                    9,589,000
                                   Sr. Note, 12.25%, 5/15/2001
              1,725,000            First Nationwide Holdings, Inc.,                    1,841,438
                                   Sr. Sub. Note, 9.125%, 1/15/2003
                                      Total                                           26,578,401
                                   BEVERAGE & TOBACCO--0.4%
              7,375,000            Dimon, Inc., Sr. Note, 8.875%,                      7,651,563
                                   6/1/2006
                                   BROADCAST RADIO & TV--8.0%
             11,800,000            ACME Television, LLC, Sr. Disc.                     9,735,000
                                   Note, 0/10.875%, 9/30/2004

 FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                  VALUE
CORPORATE BONDS--CONTINUED
                                   BROADCAST RADIO & TV--CONTINUED
 $            7,725,000        (a) Big City Radio, Inc., Sr. Disc. Note,           $  5,716,500
                                   0/11.25%, 3/15/2005
              4,375,000            Capstar Broadcasting Partners,                     4,637,500
                                   Inc., Sr. Sub. Note, 9.25%,
                                   7/1/2007
              5,200,000            Chancellor Media Corp., Company                    5,824,000
                                   Guarantee, 10.50%, 1/15/2007
              3,700,000            Chancellor Media Corp., Sr. Sub.                   3,903,500
                                   Note, 8.75%, 6/15/2007
              7,250,000            Chancellor Media Corp., Sr. Sub.                   7,721,250
                                   Note, 9.375%, 10/1/2004
             10,625,000        (a) Chancellor Radio Broadcasting Co., Sr. Sub.
                                   Note, 8.125%,
                                   12/15/2007                                        10,837,500
             20,625,000            Fox/Liberty Networks, LLC, Sr.                    14,128,125
                                   Disc. Note, 0/9.75%, 8/15/2007
              4,900,000            Fox/Liberty Networks, LLC, Sr.                     5,120,500
                                   Note, 8.875%, 8/15/2007
              6,760,000            Heritage Media Corp., Sr. Sub.                     7,300,800
                                   Note, 8.75%, 2/15/2006
              3,000,000            Lamar Advertising Co., Sr. Sub.                    3,127,500
                                   Note, 8.625%, 9/15/2007
              5,400,000            Lamar Advertising Co., Sr. Sub.                    5,892,750
                                   Note, 9.625%, 12/1/2006
              3,200,000            NWCG Holding Corp., Sr. Disc. Note,                2,981,760
                                   13.50%, 6/15/1999
              8,400,000            Outdoor Systems, Inc., Sr. Sub.                    8,883,000
                                   Note, 8.875%, 6/15/2007
              4,850,000            Outdoor Systems, Inc., Sr. Sub.                    5,225,875
                                   Note, 9.375%, 10/15/2006
              7,850,000            SCI Television, Inc., Sr. Secd.                    8,059,438
                                   Note, 11.00%, 6/30/2005
              7,425,000            SFX Broadcasting, Inc., Sr. Sub.                   8,316,000
                                   Note, 10.75%, 5/15/2006
              4,975,000            Sinclair Broadcast Group, Inc., Sr.                5,397,875
                                   Sub. Note, 10.00%, 9/30/2005
              6,475,000            Sinclair Broadcast Group, Inc., Sr.                6,734,000
                                   Sub. Note, 8.75%, 12/15/2007
              3,825,000            Sinclair Broadcast Group, Inc., Sr.                4,016,250
                                   Sub. Note, 9.00%, 7/15/2007
              1,875,000            Sullivan Broadcast Holdings Inc.,                  2,634,375
                                   Deb., 13.25%, 12/15/2006
              7,400,000            Sullivan Broadcast Holdings Inc.,                  8,066,000
                                   Sr. Sub. Note, 10.25%, 12/15/2005
              5,500,000            Young Broadcasting, Inc., Sr. Sub.                 5,940,000
                                   Note, 10.125%, 2/15/2005
              2,000,000            Young Broadcasting, Inc., Sr. Sub.                 2,220,000
                                   Note, 11.75%, 11/15/2004
              1,000,000            Young Broadcasting, Inc., Sr. Sub.                 1,042,500
                                   Note, 9.00%, 1/15/2006
                                      Total                                         153,461,998

 FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                          VALUE
 CORPORATE BONDS--CONTINUED
                                   BUILDING & DEVELOPMENT--0.9%
 $            6,475,000        (a) American Architectural Products Corp., Sr.
                                   Note, 11.75%,
                                   12/1/2007                                       $  6,814,938
              5,850,000            American Builders & Contractors
                                   Supply Co., Inc., Sr. Sub. Note,
                                   10.625%, 5/15/2007                                 6,120,563
              4,600,000            Building Materials Corp. of                        4,795,500
                                   America, Sr. Note, 8.625%,
                                   12/15/2006
                                      Total                                          17,731,001
                                   BUSINESS EQUIPMENT & SERVICES--1.7%
             10,025,000            Dialog Corp. PLC, Sr. Sub. Note,                  11,052,563
                                   11.00%, 11/15/2007
              4,850,000            Electronic Retailing Systems International,
                                   Inc., Unit, 0/13.25%, 2/1/2004                     2,934,250
              4,875,000        (a) Fisher Scientific International, Inc., Sr.         4,984,688
                                   Sub. Note, 9.00%, 2/1/2008
              4,225,000            Knoll Inc., Sr. Sub. Note, 10.875%,                4,816,500
                                   3/15/2006
              3,075,000            Outsourcing Solutions, Inc., Sr.                   3,305,625
                                   Sub. Note, 11.00%, 11/1/2006
              5,166,000            United Stationers Supply Co., Sr.                  5,992,560
                                   Sub. Note, 12.75%, 5/1/2005
                                      Total                                          33,086,186
                                   CABLE TELEVISION--11.8%
                 91,523            Australis Media Ltd., Sr. Disc.                       18,305
                                   Note, 0/15.75%, 5/15/2003
              5,350,000            Australis Media Ltd., Unit,                        1,070,000
                                   0/14.00%, 5/15/2003
              3,600,000            CF Cable TV, Inc., Sr. Secd. 2nd                   4,073,652
                                   Priority Note, 11.625%, 2/15/2005
              3,000,000            CSC Holdings, Inc., Sr. Note,                      3,105,000
                                   7.875%, 12/15/2007
              4,925,000            CSC Holdings, Inc., Sr. Sub. Deb.,                 5,479,063
                                   9.875%, 2/15/2013
              1,500,000            CSC Holdings, Inc., Sr. Sub. Note,                 1,762,500
                                   10.50%, 5/15/2016
              9,500,000            CSC Holdings, Inc., Sr. Sub. Note,                10,188,750
                                   9.25%, 11/1/2005
              4,175,000            CSC Holdings, Inc., Sr. Sub. Note,                 4,582,063
                                   9.875%, 5/15/2006
              3,325,000            Charter Communications Holdings,
                                   Inc., Sr. Disc. Note, 0/14.00%,
                                   3/15/2007                                          2,701,563
              5,875,000            Charter Communications Southeast,                  6,557,969
                                   LP, Sr. Note, 11.25%, 3/15/2006
              5,750,000            Comcast Corp., Sr. Sub. Deb.,                      6,181,250
                                   9.375%, 5/15/2005

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                            VALUE
 CORPORATE BONDS--CONTINUED
                                   CABLE TELEVISION--CONTINUED
 $            3,250,000            Comcast UK Cable, Deb., 0/11.20%,               $  2,746,250
                                   11/15/2007
             12,950,000            Diamond Cable Communications PLC,
                                   Sr. Disc. Note, 0/10.75%,
                                   2/15/2007                                          9,226,875
              7,175,000            Diamond Cable Communications PLC,
                                   Sr. Disc. Note, 0/11.75%,
                                   12/15/2005                                         5,740,000
              3,750,000            Diamond Cable Communications PLC,
                                   Sr. Disc. Note, 0/13.25%,
                                   9/30/2004                                          3,478,125
              8,425,000        (a) Diva Systems Corp., Unit, 0/12.625%, 3/1/2008      4,739,063
             13,025,000            EchoStar Satellite Broadcasting
                                   Corp., Sr. Disc. Note, 0/13.125%,
                                   3/15/2004                                         12,015,563
              6,300,000            FrontierVision Holdings, LP, Sr.                   4,929,750
                                   Disc. Note, 0/11.875%, 9/15/2007
              6,000,000            International Cabletel, Inc., Sr.
                                   Defd. Cpn. Note, 0/10.875%,
                                   10/15/2003                                         5,925,000
             14,525,000            International Cabletel, Inc., Sr.                 11,946,812
                                   Defd. Cpn. Note, 0/11.50%, 2/1/2006
              9,200,000            International Cabletel, Inc., Sr.                  7,958,000
                                   Disc. Note, 0/12.75%, 4/15/2005
              4,700,000            Le Groupe Videotron Ltee, Sr. Note,                5,217,000
                                   10.625%, 2/15/2005
              5,300,000            Lenfest Communications Inc., Sr.                   5,518,625
                                   Note, 8.375%, 11/1/2005
              2,150,000            Lenfest Communications Inc., Sr.                   2,453,687
                                   Sub. Note, 10.50%, 6/15/2006
              5,600,000        (a) Lenfest Communications Inc., Sr. Sub. Note,        5,649,000
                                   8.25%, 2/15/2008
             24,425,000        (a) NTL, Inc., Sr. Defd. Cpn. Note, 0/9.75%,          16,120,500
                                   4/1/2008
              4,000,000            Pegasus Communications Corp., Sr.                  4,210,000
                                   Note, 9.625%, 10/15/2005
              4,500,000            Pegasus Media, Note, 12.50%,                       5,175,000
                                   7/1/2005
              4,225,000            Rogers Cablesystems Ltd., Sr. Secd.
                                   2nd Priority Note, 10.00%,
                                   12/1/2007                                          4,726,719
              7,075,000            Rogers Cablesystems Ltd., Sr. Secd.
                                   2nd Priority Note, 10.00%,
                                   3/15/2005                                          7,915,156
              6,500,000            Rogers Cablesystems Ltd., Sr. Sub.                 7,605,000
                                   Gtd. Note, 11.00%, 12/1/2015
             33,925,000            TeleWest PLC, Sr. Disc. Deb.,                     27,988,125
                                   0/11.00%, 10/1/2007
             14,000,000            UIH Australia/Pacific, Sr. Disc.                   9,835,000
                                   Note, 0/14.00%, 5/15/2006

FEDERATED HIGH INCOME BOND FUND, INC.

  PRINCIPAL
     AMOUNT
    OR UNITS                                                                            VALUE

CORPORATE BONDS--CONTINUED
                                   CABLE TELEVISION--CONTINUED
 $           15,000,000        (a) United International Holdings,
                                   Inc., Sr. Secd. Disc. Note,
                                   0/10.75%, 2/15/2008                             $  9,487,500
                                     Total                                          226,326,865
                                   CHEMICALS & PLASTICS--3.4%
              1,350,000            Buckeye Cellulose Corp., Sr. Sub.                  1,387,125
                                   Note, 8.50%, 12/15/2005
              6,025,000            Buckeye Cellulose Corp., Sr. Sub.                  6,446,750
                                   Note, 9.25%, 9/15/2008
              2,500,000            Foamex L.P., Sr. Sub. Note, 13.50%,                2,912,500
                                   8/15/2005
              8,900,000            Harris Chemical North America,                     9,367,250
                                   Inc., Sr. Note, 10.25%, 7/15/2001
              5,600,000            ISP Holding, Inc., Sr. Note, 9.00%,                5,894,000
                                   10/15/2003
              3,270,000            ISP Holding, Inc., Sr. Note, 9.75%,                3,490,725
                                   2/15/2002
              4,700,000        (a) Polymer Group, Inc., Sr. Sub. Note, 8.75%          4,817,500
                                   3/1/2008
             14,750,000            Polymer Group, Inc., Sr. Sub. Note,               15,340,000
                                   9.00%, 7/1/2007
              3,975,000            RBX Corp., Sr. Sub. Note, Series B,                3,418,500
                                   11.25%, 10/15/2005
              9,625,000            Sterling Chemicals Holdings, Inc.,
                                   Sr. Disc. Note,
                                   0/13.50%, 8/15/2008                                5,630,625
              1,650,000            Sterling Chemicals, Inc., Sr. Sub.                 1,716,000
                                   Note, 11.75%, 8/15/2006
              3,950,000            Uniroyal Technology Corp., Sr.                     4,187,000
                                   Secd. Note, 11.75%, 6/1/2003
                                      Total                                          64,607,975
                                   CLOTHING & TEXTILES--2.8%
              4,175,000            Collins & Aikman Floorcoverings,
                                   Inc., Sr. Sub. Note,
                                   10.00%, 1/15/2007                                  4,446,375
              6,025,000            Dyersburg Corp., Sr. Sub. Note,                    6,273,531
                                   9.75%, 9/1/2007
              4,100,000            GFSI, Inc., Sr. Sub. Note, 9.625%,                 4,315,250
                                   3/1/2007
              7,075,000        (a) Glenoit Corp., Sr. Sub. Note, 11.00%,              7,711,750
                                   4/15/2007
              6,750,000            Pillowtex Corp., Sr. Sub. Note,                    7,340,625
                                   10.00%, 11/15/2006

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                            VALUE
CORPORATE BONDS--CONTINUED
                                   CLOTHING & TEXTILES--CONTINUED
 $            4,500,000            Pillowtex Corp., Sr. Sub. Note,                $  4,702,500
                                   9.00%, 12/15/2007
             17,375,000            WestPoint Stevens, Inc., Sr. Sub.                18,526,094
                                   Deb., 9.375%, 12/15/2005
                                      Total                                         53,316,125
                                   CONGLOMERATES--0.5%
              2,500,000        (a) ClimaChem, Inc., Sr. Note, 10.75%, 12/1/2007      2,643,750
              7,325,000        (a) Eagle Picher Industries, Inc., Sr. Sub. Note,     7,508,125
                                   9.375%, 3/1/2008
                                      Total                                         10,151,875
                                   CONSUMER PRODUCTS--4.6%
              4,300,000            American Safety Razor Co., Sr.                    4,708,500
                                   Note, 9.875%, 8/1/2005
              2,500,000            Amscan Holdings, Inc., Sr. Sub.                   2,621,875
                                   Note, 9.875%, 12/15/2007
              5,800,000        (a) Chattem, Inc., Sr. Sub. Note, 8.875%,             5,901,500
                                   4/1/2008
              1,100,000        (a) Diamond Triumph Auto Glass, Inc., Sr. Note,       1,122,000
                                   9.25%, 4/1/2008
              3,100,000            Herff Jones, Inc., Sr. Sub. Note,                 3,425,500
                                   11.00%, 8/15/2005
              4,050,000            Hosiery Corp. of America, Inc., Sr.               4,465,125
                                   Sub. Note, 13.75%, 8/1/2002
              6,725,000            ICON Fitness Corp., Sr. Disc. Note,               3,396,125
                                   0/14.00%, 11/15/2006
              6,450,000            ICON Health & Fitness, Inc., Sr.                  7,062,750
                                   Sub. Note, 13.00%, 7/15/2002
              1,000,000            NBTY, Inc., Sr. Sub. Note, 8.625%,                 1,032,500
                                   9/15/2007
              9,750,000            Playtex Family Products Corp., Sr.                10,140,000
                                   Sub. Note, 9.00%, 12/15/2003
              1,475,000            Playtex Products, Inc., Sr. Note,                  1,534,000
                                   8.875%, 7/15/2004
              3,500,000        (a) Revlon Consumer Products Corp., Sr. Note,          3,543,750
                                   8.125%, 2/1/2006
             22,200,000        (a) Revlon Consumer Products Corp., Sr. Sub.          22,616,250
                                   Note, 8.625%, 2/1/2008
              2,400,000        (a) Sealy Corporation, Sr. Sub. Note, 9.875%,          2,556,000
                                   12/15/2007
              5,050,000        (a) Sealy Mattress Co., Sr. Sub. Disc. Note,           3,370,875
                                   0/10.875%, 12/15/2007
              5,250,000            Simmons Co., Sr. Sub. Note, 10.75%,                5,696,250
                                   4/15/2006
              5,550,000            Syratech Corp., Sr. Note, 11.00%,                  4,911,750
                                   4/15/2007
                                      Total                                          88,104,750

FEDERATED HIGH INCOME BOND FUND, INC.

  PRINCIPAL
     AMOUNT
    OR UNITS                                                                           VALUE
CORPORATE BONDS--CONTINUED
                                   CONTAINER & GLASS PRODUCTS--0.6%
 $            4,350,000            Plastic Containers, Inc., Sr. Secd. $              4,839,375
                                   Note, 10.00%, 12/15/2006
              5,700,000        (a) Tekni-Plex, Inc., Sr. Sub. Note, 9.25%,            5,885,250
                                   3/1/2008
                                      Total                                          10,724,625
                                   ECOLOGICAL SERVICES & EQUIPMENT--1.5%
             17,325,000            Allied Waste Industries, Inc., Sr.                12,755,531
                                   Disc. Note, 0/11.30%, 6/1/2007
             10,800,000            Allied Waste North America, Inc.,
                                   Company Guarantee, 10.25%,
                                   12/1/2006                                         12,028,500
              4,050,000            ICF Kaiser International, Inc., Sr.                4,212,000
                                   Sub. Note, 13.00%, 12/31/2003
                                      Total                                          28,996,031
                                   ELECTRONICS--0.8%
              4,500,000            Fairchild Semiconductor Corp., Sr.                 4,725,000
                                   Sub., 10.125%, 3/15/2007
              2,375,000        (a) PX Escrow Corp., Sr. Sub. Disc. Note,              1,698,125
                                   0/9.625%, 2/1/2006
              6,425,000        (a) Viasystems, Inc., Sr. Sub. Note, 9.75%,            6,746,250
                                   6/1/2007
              2,800,000            Viasystems, Inc., Sr. Sub. Note,                   2,940,000
                                   9.75%, 6/1/2007
                                      Total                                          16,109,375
                                   FARMING & AGRICULTURE--0.2%
              3,825,000        (a) Purina Mills, Inc., Sr. Sub. Note, 9.00%,          3,968,438
                                   3/15/2010
                                   FINANCIAL INTERMEDIARIES--0.2%
              3,475,000            ContiFinancial Corp., Sr. Note,                    3,569,172
                                   8.375%, 8/15/2003
                                   FOOD & DRUG RETAILERS--1.4%
              5,775,000            Carr-Gottstein Foods Co., Sr. Sub.                 6,417,469
                                   Note, 12.00%, 11/15/2005
              4,750,000            Community Distributors, Inc., Sr.                  4,916,250
                                   Note, 10.25%, 10/15/2004
              3,825,000            DiGiorgio Corp., Sr. Note, 10.00%,                 3,844,125
                                   6/15/2007
              8,775,000            Jitney-Jungle Stores of America,
                                   Inc., Sr. Sub. Note, 10.375%,
                                   9/15/2007                                          9,191,812
              3,200,000            Stater Brothers Holdings, Inc., Sr.                3,356,000
                                   Sub. Note, 9.00%, 7/1/2004
                                      Total                                          27,725,656

 FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                            VALUE
 CORPORATE BONDS--CONTINUED
                                   FOOD PRODUCTS--1.9%
 $            7,600,000            Aurora Foods, Inc., Sr. Sub. Note,  $              8,208,000
                                   9.875%, 2/15/2007
              6,250,000            Curtice-Burns Foods, Inc., Sr. Sub.                6,937,500
                                   Note, 12.25%, 2/1/2005
              3,050,000        (a) Eagle Family Foods, Inc., Sr. Sub. Note,           3,065,250
                                   8.75%, 1/15/2008
             10,950,000            International Home Foods, Inc., Sr.               12,236,625
                                   Sub. Note, 10.375%, 11/1/2006
              5,300,000            Van de Kamp's, Inc., Sr. Sub. Note,                5,962,500
                                   12.00%, 9/15/2005
                                      Total                                          36,409,875
                                   FOOD SERVICES--1.1%
             16,450,000            AmeriServe Food Distribution, Inc.,
                                   Sr. Sub. Note, 10.125%,
                                   7/15/2007                                         17,766,000
              4,965,000            Nebco Evans Holding Co., Sr. Disc.                 3,401,025
                                   Note, 0/12.375%, 7/15/2007
                                      Total                                          21,167,025
                                   FOREST PRODUCTS--1.7%
              4,250,000            Container Corp. of America, Sr.                    4,653,750
                                   Note, 11.25%, 5/1/2004
                250,000            Container Corp. of America, Sr.                      270,000
                                   Note, 9.75%, 4/1/2003
              7,200,000            Four M Corp., Sr. Note, 12.00%,                    7,632,000
                                   6/1/2006
              5,850,000            S. D. Warren Co., Sr. Sub. Note,                   6,552,000
                                   12.00%, 12/15/2004
              8,950,000            Stone Container Corp., Sr. Note,                   9,643,625
                                   11.50%, 10/1/2004
              2,675,000            Stone Container Corp., Sr. Note,                   2,902,375
                                   12.58%, 8/1/2016
              1,000,000            Stone Container Corp., Unit,                       1,032,500
                                   12.25%, 4/1/2002
                                      Total                                          32,686,250
                                   HEALTHCARE--3.4%
              4,000,000            Alliance Imaging, Inc., Sr. Sub.                   4,160,000
                                   Note, 9.625%, 12/15/2005
              1,500,000        (a) CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008      1,530,000
              9,100,000            Dade International, Inc., Sr. Sub.                10,146,500
                                   Note, 11.125%, 5/1/2006
              3,100,000            Genesis Health Ventures, Inc., Sr.                 3,255,000
                                   Sub. Note, 9.25%, 10/1/2006
              3,600,000            Genesis Health Ventures, Inc., Sr.                 3,834,000
                                   Sub. Note, 9.75%, 6/15/2005
              2,350,000        (a) PharMerica, Inc., Sr. Sub. Note, 8.375%,           2,373,500
                                   4/1/2008

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                            VALUE
 CORPORATE BONDS--CONTINUED
                                   HEALTHCARE--CONTINUED
 $            2,375,000        (a) Prime Medical Services, Inc., Sr. Sub. Note,    $  2,386,875
                                   8.75%, 4/1/2008
             11,250,000            Tenet Healthcare Corp., Sr. Note,                 11,587,500
                                   8.00%, 1/15/2005
             10,850,000            Tenet Healthcare Corp., Sr. Sub.                  11,989,250
                                   Note, 10.125%, 3/1/2005
             13,300,000            Tenet Healthcare Corp., Sr. Sub.                  13,865,250
                                   Note, 8.625%, 1/15/2007
                                      Total                                          65,127,875
                                   HOME PRODUCTS & FURNISHINGS--0.7%
              8,550,000            Falcon Building Products, Inc., Sr.
                                   Sub. Disc. Note, 0/10.50%,
                                   6/15/2007                                          5,771,250
              2,000,000            Falcon Building Products, Inc., Sr.                2,050,000
                                   Sub. Note, 9.50%, 6/15/2007
              5,200,000        (a) Werner Enterprises, Inc., Sr. Sub. Note,           5,512,000
                                   10.00%, 11/15/2007
                                      Total                                          13,333,250
                                   HOTELS, MOTELS, INNS & CASINOS--0.4%
              6,000,000            Courtyard by Marriott II LP, Sr.                   6,630,000
                                   Note, 10.75%, 2/1/2008
                                   INDUSTRIAL PRODUCTS & EQUIPMENT--4.3%
              5,600,000            Amphenol Corp., Sr. Sub. Note,                     6,104,000
                                   9.875%, 5/15/2007
              4,600,000        (a) Anchor Lamina, Inc., Sr. Sub. Note, 9.875%,         4,680,500
                                   2/1/2008
              6,650,000            Cabot Safety Acquisition Corp., Sr.                 7,581,000
                                   Sub. Note, 12.50%, 7/15/2005
              6,895,000            Continental Global Group, Inc., Sr.                 7,446,600
                                   Note, 11.00%, 4/1/2007
              2,100,000        (a) Elgin National Industries, Inc., Sr. Note,          2,241,750
                                   11.00%, 11/1/2007
              6,850,000            Euramax International PLC, Sr. Sub.                 7,569,250
                                   Note, 11.25%, 10/1/2006
              5,000,000            Fairfield Manufacturing Co., Inc.,                  5,250,000
                                   Sr. Sub. Note, 11.375%, 7/1/2001
              4,000,000            Hawk Corp., Sr. Note, 10.25%,                       4,340,000
                                   12/1/2003
              5,100,000            International Knife & Saw, Inc.,                    5,635,500
                                   Sr. Sub. Note, 11.375%, 11/15/2006
              2,900,000        (a) International Utility Structures, Inc., Sr.         3,030,500
                                   Sub. Note, 10.75%, 2/1/2008
              4,000,000            Johnstown America Industries, Inc.,                 4,490,000
                                   Sr. Sub. Note, 11.75%, 8/15/2005
              4,125,000            Johnstown America Industries, Inc.,                 4,630,312
                                   Sr. Sub. Note, 11.75%, 8/15/2005
              6,850,000            MMI Products, Inc., Sr. Sub. Note,                  7,603,500
                                   11.25%, 4/15/2007
              5,650,000            Neenah Corp., Sr. Sub. Note,                        6,285,625
                                   11.125%, 5/1/2007

 FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                             VALUE
 CORPORATE BONDS--CONTINUED
                                   INDUSTRIAL PRODUCTS & EQUIPMENT--CONTINUED
 $            5,000,000            Unifrax Investment Corp., Sr. Note,              $  5,275,000
                                   10.50%, 11/1/2003
                                      Total                                           82,163,537
                                   LEISURE & ENTERTAINMENT--4.9%
              9,477,000            AMF Group, Inc., Sr. Sub. Disc.                     7,723,755
                                   Note, 0/12.25%, 3/15/2006
              2,450,000            AMF Group, Inc., Sr. Sub. Note,                     2,710,312
                                   10.875%, 3/15/2006
              4,450,000            Cobblestone Golf Group, Inc., Sr.                   4,984,000
                                   Note, 11.50%, 6/1/2003
              1,300,000            KSL Recreation Group, Inc., Sr.                     1,426,750
                                   Sub. Note, 10.25%, 5/1/2007
              6,500,000        (a) Premier Cruises Ltd., Sr. Note, 11.00%,             6,451,250
                                   3/15/2008
              9,750,000            Premier Parks, Inc., Sr. Disc. Note                 6,252,187
                                   0/10.00%, 4/1/2008
              4,000,000            Premier Parks, Inc., Sr. Note,                      4,440,000
                                   12.00%, 8/15/2003
              2,650,000            Premier Parks, Inc., Sr. Note,                      2,719,562
                                   9.25%, 4/1/2006
                500,000            Premier Parks, Inc., Sr. Note,                        541,875
                                   9.75%, 1/15/2007
             17,450,000            Six Flags Theme Parks, Sr. Sub.                    19,587,625
                                   Disc. Note, 0/12.25%, 6/15/2005
             36,925,000            Viacom, Inc., Sub. Deb., 8.00%,                    37,940,437
                                   7/7/2006
                                      Total                                           94,777,753
                                   MACHINERY & EQUIPMENT--1.8%
              7,025,000            Alvey Systems, Inc., Sr. Sub. Note,                 7,499,187
                                   11.375%, 1/31/2003
              8,375,000            Clark Material Handling Corp., Sr.                  9,024,062
                                   Note, 10.75%, 11/15/2006
              5,150,000        (a) Columbus McKinnion Corp., Sr. Sub. Note,            5,207,937
                                   8.50%, 4/1/2008
              6,300,000        (a) National Equipment Services, Inc., Sr. Sub.         6,741,000
                                   Note, 10.00%, 11/30/2004
              4,900,000            Tokheim Corp., Sr. Sub. Note,                       5,500,250
                                   11.50%, 8/1/2006
                                      Total                                           33,972,436
                                   METALS & MINING--0.7%
              4,900,000        (a) AEI Holding Co., Inc., Sr. Note, 10.00%,            5,181,750
                                   11/15/2007
              2,000,000            Anker Coal Group, Inc., Sr. Note,                   1,965,000
                                   9.75%, 10/1/2007
              7,175,000            Royal Oak Mines, Inc., Sr. Sub.                     5,488,875
                                   Note, 11.00%, 8/15/2006
                                      Total                                           12,635,625

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                             VALUE
 CORPORATE BONDS--CONTINUED
                                   OIL & GAS--4.4%
 $           11,775,000            Abraxas Petroleum Corp., Sr. Note,              $  12,128,250
                                   11.50%, 11/1/2004
              3,200,000        (a) Abraxas Petroleum Corp., Sr. Note, Series C,        3,296,000
                                  11.50%, 11/1/2004
              8,425,000            DI Industries, Inc., Sr. Note,                      8,719,875
                                   8.875%, 7/1/2007
              6,275,000        (a) Dailey Petroleum Services Corp., Sr. Note,          6,353,437
                                   9.50%, 2/15/2008
              2,500,000            Falcon Drilling Co., Inc., Sr. Sub.                 2,920,525
                                   Note, 12.50%, 3/15/2005
             12,225,000            Forcenergy, Inc., Sr. Sub. Note,                   12,133,312
                                   8.50%, 2/15/2007
              4,700,000            Forcenergy, Inc., Sr. Sub. Note,                    4,864,500
                                   9.50%, 11/1/2006
              3,750,000            Giant Industries, Inc., Sr. Sub.                    3,937,500
                                   Note, 9.75%, 11/15/2003
              4,150,000            KCS Energy, Inc., Sr. Sub. Note,                    4,139,625
                                   8.875%, 1/15/2008
              1,700,000        (a) Offshore Logistics, Inc., Sr. Note, 7.875%,         1,712,750
                                   1/15/2008
              2,575,000            Pacalta Resources Ltd., Sr. Note,                   2,652,250
                                   10.75%, 6/15/2004
              3,150,000            Pride Petroleum Services, Inc., Sr.                 3,386,250
                                   Note, 9.375%, 5/1/2007
              1,550,000        (a) The Houston Exploration Co., Sr. Sub. Note,         1,542,250
                                   8.625%, 1/1/2008
              6,150,000            United Meridian Corp., Sr. Sub.                     6,849,562
                                   Note, 10.375%, 10/15/2005
              3,025,000        (a) Universal Compression Holdings, Inc., Sr.
                                   Disc. Note, 0/11.375%,
                                   2/15/2009                                           1,830,125
              5,375,000        (a) Universal Compression Holdings, Inc., Sr.
                                   Disc. Note, 0/9.875%,
                                   2/15/2008                                           3,386,250
              3,750,000        (a) XCL, Ltd., Unit, 13.50%, 5/1/2004                   4,518,750
                                      Total                                           84,371,211
                                   PRINTING & PUBLISHING--1.9%
             11,850,000            Affiliated Newspaper Investments,
                                   Inc., Sr. Disc. Note, 0/13.25%,
                                   7/1/2006                                           11,494,500
              3,750,000            Garden State Newspapers, Inc., Sr.                  4,218,750
                                   Sub. Note, 12.00%, 7/1/2004
              5,225,000            Garden State Newspapers, Inc., Sr.                  5,355,625
                                   Sub. Note, 8.75%, 10/1/2009
              5,050,000            Hollinger International Publishing,
                                   Inc., Sr. Sub. Note, 9.25%,
                                   2/1/2006                                            5,353,000
              3,675,000            Hollinger International Publishing,
                                   Inc., Sr. Sub. Note, 9.25%,
                                   3/15/2007                                           3,932,250

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
     AMOUNT
    OR UNITS                                                                             VALUE
 CORPORATE BONDS--CONTINUED
                                   PRINTING & PUBLISHING--CONTINUED
 $              750,000            K-III Communications Corp., Company
                                   Guarantee, Series B, 8.50%,
                                   2/1/2006                                          $  783,300
              4,800,000        (a) Primedia, Inc., Sr. Note, 7.625%, 4/1/2008         4,776,000
                                      Total                                          35,913,425
                                   REAL ESTATE--0.3%
              4,814,000            Trizec Finance Ltd., Sr. Note,                     5,439,820
                                   10.875%, 10/15/2005
                                   RETAILERS--0.6%
              7,600,000            Brylane Capital Corp., Sr. Sub.                    8,094,000
                                   Note, 10.00%, 9/1/2003
              3,750,000            Leslie's Poolmart, Inc., Sr. Note,                 3,937,500
                                   10.375%, 7/15/2004
                                      Total                                          12,031,500
                                   SERVICES--0.7%
              9,208,000            Coinmach Corp., Sr. Note, 11.75%,                 10,359,000
                                   11/15/2005
              3,725,000        (a) SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006       3,836,750
                                      Total                                          14,195,750
                                   STEEL--1.5%
              3,200,000            Bayou Steel Corp., 1st Mtg. Note,                  3,320,000
                                   10.25%, 3/1/2001
              7,750,000            EnviroSource, Inc., Sr. Note,                      7,943,750
                                   9.75%, 6/15/2003
              7,400,000            GS Technologies Operating Co.,                     8,158,500
                                   Inc., Sr. Note, 12.00%, 9/1/2004
              3,175,000            GS Technologies Operating Co.,                     3,587,750
                                   Inc., Sr. Note, 12.25%, 10/1/2005
              1,000,000            Ryerson Tull, Inc., Sr. Note,                      1,105,000
                                   9.125%, 7/15/2006
              4,575,000        (a) WHX Corp., Sr. Note, 10.50%, 4/15/2005             4,575,000
                                      Total                                          28,690,000
                                   SURFACE TRANSPORTATION--3.3%
              3,450,000            Allied Holdings, Inc., Sr. Note,                   3,570,750
                                   8.625%, 10/1/2007
              6,975,000            AmeriTruck Distribution Corp., Sr.                 6,870,375
                                   Sub. Note, 12.25%, 11/15/2005
              6,025,000            Chemical Leaman Corp., Sr. Note,                   6,537,125
                                   10.375%, 6/15/2005
              7,750,000            Gearbulk Holding Limited, Sr. Note,                8,515,312
                                   11.25%, 12/1/2004

 FEDERATED HIGH INCOME BOND FUND, INC.

  PRINCIPAL
     AMOUNT
    OR UNITS                                                                           VALUE
 CORPORATE BONDS--CONTINUED
                                   SURFACE TRANSPORTATION--CONTINUED
 $            9,250,000            Statia Terminals International                 $  9,758,750
                                   N.V., 1st Mtg. Note, 11.75%,
                                   11/15/2003
             12,700,000            Stena AB, Sr. Note, 10.50%,                      13,938,250
                                   12/15/2005
              5,450,000            Stena AB, Sr. Note, 8.75%,                        5,620,312
                                   6/15/2007
              4,400,000        (a) The Holt Group, Inc., Sr. Note, 9.75%,            4,499,000
                                   1/15/2006
              5,000,000            Trism, Inc., Sr. Sub. Note, 10.75%,               4,375,000
                                   12/15/2000
                                      Total                                         63,684,874
                                   TELECOMMUNICATIONS & CELLULAR--15.0%
              4,975,000            American Communications Services,
                                   Inc., Sr. Disc. Note, 0/12.75%,
                                   4/1/2006                                          3,980,000
              2,925,000            American Communications Services,
                                   Inc., Sr. Disc. Note, 0/13.00%,
                                   11/1/2005                                         2,471,625
              3,200,000            American Communications Services,
                                   Inc., Sr. Note, 13.75%,
                                   7/15/2007                                         3,856,000
              1,725,000            Arch Communications Group, Inc.,
                                   Sr. Disc. Note, 0/10.875%,
                                   3/15/2008                                         1,000,500
             11,875,000            Call-Net Enterprises, Inc., Sr.                   8,490,625
                                   Disc. Note, 0/9.27%, 8/15/2007
              8,450,000            Comcast Cellular Holdings, Inc.,                  8,914,750
                                   Sr. Note, 9.50%, 5/1/2007
              3,550,000            Esprit Telecom Group PLC, Sr. Note,               3,922,750
                                   11.50%, 12/15/2007
              3,400,000        (a) FLAG Ltd., Sr. Note, 8.25%, 1/30/2008             3,510,500
              9,750,000            Hermes Europe Railtel B.V., Sr.                  11,090,625
                                   Note, 11.50%, 8/15/2007
              4,200,000            HighwayMaster Communications, Inc.,               4,431,000
                                   Sr. Note, 13.75%, 9/15/2005
              3,800,000            ICG Holdings, Inc., Sr. Disc. Note,               2,802,500
                                   0/11.625%, 3/15/2007
              6,000,000            Intermedia Communications of
                                   Florida, Inc., Sr. Disc. Note,
                                   0/11.25%,
                                   7/15/2007                                         4,530,000
             18,300,000            Intermedia Communications of
                                   Florida, Inc., Sr. Disc. Note,
                                   0/12.50%,
                                   5/15/2006                                        15,189,000
              4,500,000            Intermedia Communications of
                                   Florida, Inc., Sr. Note, 8.875%,
                                   11/1/2007                                         4,826,250
             12,350,000            McLeod, Inc., Sr. Disc. Note,                     9,509,500
                                   0/10.50%, 3/1/2007

FEDERATED HIGH INCOME BOND FUND, INC.

  PRINCIPAL
     AMOUNT
    OR UNITS                                                                           VALUE
CORPORATE BONDS--CONTINUED
                                   TELECOMMUNICATIONS & CELLULAR--CONTINUED
 $            3,000,000        (a) McLeod, Inc., Sr. Note, 8.375%, 3/15/2008      $  3,127,500
              4,725,000            McLeod, Inc., Sr. Note, 9.25%,                    5,079,375
                                   7/15/2007
              6,925,000            MetroNet Communications Corp., Sr.
                                   Disc. Note, 0/10.75%,
                                   11/1/2007                                         4,535,875
              6,650,000            MetroNet Communications Corp., Sr.                7,680,750
                                   Note, 12.00%, 8/15/2007
             15,250,000            Millicom International Cellular
                                   S.A., Sr. Disc. Note, 0/13.50%,
                                   6/1/2006                                         12,047,500
             10,225,000            NEXTEL Communications, Inc., Sr.                  6,927,437
                                   Disc. Note, 0/10.65%, 9/15/2007
              4,750,000            NEXTEL Communications, Inc., Sr.                  4,583,750
                                   Disc. Note, 0/9.75%, 8/15/2004
             24,600,000        (a) NEXTEL Communications, Inc., Sr. Disc. Note,     15,928,500
                                   0/9.95%, 2/15/2008
              3,500,000            NEXTLINK Communications Inc., Sr.                 3,727,500
                                   Note, 9.625, 10/1/2007
              3,225,000        (a) NEXTLINK Communications, Inc., Sr. Disc.
                                   Note, 0/9.45%,
                                   4/15/2008                                         2,055,937
              8,650,000        (a) NEXTLINK Communications, Inc., Sr. Note,          8,952,750
                                   9.00%, 3/15/2008
              6,750,000        (a) Nextel International, Inc., Sr. Disc. Note,       4,083,750
                                   0/12.125%, 4/15/2008
              9,175,000            Paging Network, Inc., Sr. Sub.                    9,679,625
                                   Note, 10.00%, 10/15/2008
              4,575,000            Paging Network, Inc., Sr. Sub.                    4,826,625
                                   Note, 10.125%, 8/1/2007
              7,525,000        (a) Qwest Communications International, Inc., Sr.
                                   Disc. Note, 0/8.29%,
                                   2/1/2008                                          5,380,375
              8,600,000            Qwest Communications International,
                                   Inc., Sr. Disc. Note, 0/9.47%,
                                   10/15/2007                                        6,299,500
             10,600,000            Qwest Communications International,
                                   Inc., Sr. Note, 10.875%,
                                   4/1/2007                                         12,243,000
              6,950,000            Rogers Cantel Mobile, Inc., Sr.                   7,089,000
                                   Sub. Note, 8.80%, 10/1/2007
              7,750,000            Sygnet Wireless, Inc., Sr. Note,                  8,680,000
                                   11.50%, 10/1/2006
             21,025,000            Teleport Communications Group,
                                   Inc., Sr. Disc. Note, 0/11.125%,
                                   7/1/2007                                         18,186,625
              5,500,000            Telesystem International Wireless,
                                   Inc., Sr. Disc. Note, 0/10.50%,
                                   11/1/2007                                         3,520,000

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
    AMOUNT,
     UNITS,
   OR SHARES                                                                          VALUE
 CORPORATE BONDS--CONTINUED
                                   TELECOMMUNICATIONS & CELLULAR--CONTINUED
 $12,425,000                       Telesystem International Wireless,
                                   Inc., Sr. Disc. Note, 0/13.25%,
                                   6/30/2007                                     $  8,697,500
              7,000,000        (a) Teligent, Inc., Sr. Disc. Note, 0/11.50%,        4,077,500
                                   3/1/2008
              9,800,000            Teligent, Inc., Sr. Note, 11.50%,               10,339,000
                                   12/1/2007
              7,750,000            USA Mobile Communications, Inc.,                 7,556,250
                                   Sr. Note, 9.50%, 2/1/2004
             12,975,000            Vanguard Cellular Systems, Inc.,                13,818,375
                                   Deb., 9.375%, 4/15/2006
                                      Total                                       287,649,624
                                   UTILITIES--0.9%
              3,150,000            CalEnergy Co., Inc., Sr. Note,                   3,429,562
                                   9.50%, 9/15/2006
              4,350,000            California Energy Co., Inc., Sr.                 4,703,437
                                   Note, 10.25%, 1/15/2004
              7,975,000            El Paso Electric Co., 1st Mtg.                   9,077,544
                                   Note, 9.40%, 5/1/2011
                                      Total                                        17,210,543
                                      TOTAL CORPORATE BONDS (IDENTIFIED         1,778,627,097
                                      COST $1,684,166,279)
COMMON STOCKS--0.2%
                  7,500       (b) Affiliated Newspaper Investments, Inc.              828,750
                 77,506       (b) Alarmguard Holdings, Inc.                           777,463
                  4,696       (b) Atlantic Gulf Communities Corp.                      17,023
                  3,184            Australis Holdings Property Ltd.,                        0
                                   Warrants
                  2,400       (a) (b)Bar Technologies, Inc., Warrants                 144,000
                  8,050       (b) Cellular Communications International, Inc.,        203,263
                                  Warrants
                    136       (a) (b)CS Wireless Systems, Inc.                              0
                  4,850       (a) Electronic Retailing Systems International,         121,250
                                  Inc., Warrants
                  4,200           HighwayMaster Communications, Inc.,                  42,000
                                  Warrants
                  4,750       (b) Hosiery Corp. of America, Inc.                       24,938
                 25,200       (b) ICF Kaiser International, Inc., Warrants              2,520
                  3,750       (a) (b)IHF Capital, Inc., Warrants                      185,625
                 71,200       (a) (b)Kane Industries, Inc., Warrants                        0

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
    AMOUNT,
     UNITS,
   OR SHARES                                                                             VALUE
 COMMON STOCKS--CONTINUED
                    353        (a) (b)MAFCO Acquisition, Warrants                        $  0
                  6,650        (a) MetroNet Communications Corp., Warrants             19,950
                  1,750        (b) Motels of America, Inc.                             17,938
                  4,500        (b) NEXTEL Communications, Inc., Warrants               17,820
                  9,025        (b) Pegasus Communications Corp.                       207,575
                  5,775            Pegasus Communications Corp.,                      190,575
                                   Warrants
                315,000        (a) (b)Specialty Foods Acquisition Corp.                98,280
                  6,325        (b) Sterling Chemicals Holdings, Inc., Warrants        180,263
                 30,000        (b) Sullivan Broadcast Holdings Inc., Class B          915,000
                     46        (a) (b)Sullivan Graphics, Inc.                               0
                 14,000            UIH Australia/Pacific, Warrants                     88,200
                 22,150        (b) Uniroyal Technology Corp., Warrants                135,669
                 14,400        (b) Wireless One, Inc., Warrants                             0
                                      TOTAL COMMON STOCKS (IDENTIFIED               4,218,102
                                      COST $27,246,358)
PREFERRED STOCKS--4.6%
                                   BANKING--0.2%
                120,000            California Federal Preferred
                                   Capital Corp., REIT Perpetual Pfd.
                                   Stock,
                                   Series A, $2.28                                  3,225,000
                                   BROADCAST RADIO & TV--1.8%
                 54,121            American Radio Systems Corp., PIK                6,413,339
                                   Pfd., 11.375%
                 40,191            Capstar Broadcasting Partners,                   4,732,490
                                   Inc., Sr. Pfd., $12.00
                 78,008            Chancellor Media Corp.,                          9,517,075
                                   Exchangeable Pfd. Stock, $12.00
                 25,408            SFX Broadcasting, Inc.,                          3,112,564
                                   Exchangeable Pfd. Stock, Series E
                 99,800            Sinclair Broadcast Group, Inc.,                 11,027,900
                                   Pfd., $11.63
                                       Total                                       34,803,368
                                   CABLE TELEVISION--0.6%
                  2,240            Echostar Communications Corp., Sr.               2,486,400
                                   Red. Pfd. Stk., $12.13

FEDERATED HIGH INCOME BOND FUND, INC.

     SHARES
   PRINCIPAL
    AMOUNT,
    OR UNITS                                                                         VALUE
 PREFERRED STOCKS--CONTINUED
                                   CABLE TELEVISION--CONTINUED
                  8,175            Pegasus Communications Corp., PIK            $  9,360,544
                                   Pfd., Series A, 12.75%
                                      Total                                       11,846,944
                                   FOOD SERVICES--0.2%
                 45,100        (a) Nebco Evans Holding Co., Exchangeable Pfd.      4,690,400
                                   Stock, $11.25
                                   INDUSTRIAL PRODUCTS & EQUIPMENT--0.2%
                  3,575            Fairfield Manufacturing Co., Inc.,              3,753,750
                                   Exchangeable Pfd. Stock
                    475        (a) International Utility Structures, Inc., Unit,     501,125
                                   $13.00
                                      Total                                        4,254,875
                                   PRINTING & PUBLISHING--0.9%
                 92,000        (a) Primedia, Inc., Exchangeable Pfd. Stock,        9,050,500
                                   Series G, $8.63
                 72,500            Primedia, Inc., Pfd., $9.20                     7,476,563
                                      Total                                       16,527,063
                                   REAL ESTATE--0.2%
                 52,000            Crown American Realty Trust, Sr.                2,817,776
                                   Pfd., Series A, $1.38
                                   TELECOMMUNICATIONS & CELLULAR--0.5%
                  2,124            IXC Communications, Inc., Jr.                   2,602,008
                                   Exchangeable Pfd. Stock
                  3,175        (a) NEXTEL Communications, Inc., Exchangeable
                                   Pfd. Stock,
                                   Series E, $11.13                                3,375,025
                  3,483            NEXTEL Communications, Inc., Pfd.               4,092,914
                                      Total                                       10,069,947
                                      TOTAL PREFERRED STOCKS (IDENTIFIED          88,235,373
                                      COST $65,897,287)

FEDERATED HIGH INCOME BOND FUND, INC.

   PRINCIPAL
    AMOUNT,
    OR UNITS                                                                           VALUE
 (C)REPURCHASE AGREEMENT--0.9%
 $17,195,000                       BT Securities Corp., 5.97%, dated
                                   3/31/1998,
                                   due 4/1/1998 (AT AMORTIZED COST)            $  17,195,000
                                      TOTAL INVESTMENTS (IDENTIFIED COST      $1,888,275,572
                                   $1,794,504,924)(D)

(a) Denotes a restricted security. At March 31, 1998, these securities amounted to $305,440,843 which represents 15.9% of total net assets.

(b) Non-income producing security.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $1,794,533,924. The net unrealized appreciation of investments on a federal tax basis amounts to $93,741,648 which is comprised of $117,938,621 appreciation and $24,196,973 depreciation at March 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,918,898,287) at March 31, 1998.

The following acronyms are used throughout this portfolio:

BIG --Bond Investors Guaranty

GTD --Guaranty

LLC --Limited Liability Corporation

LP --Limited Partnership

PIK --Payment in Kind

PLC --Public Limited Company

PP --Principal Payment

REIT --Real Estate Investment Trust

KANE INDUSTRIES, INC.

On March 18, 1994, Kane Industries, Inc., along with two of its affiliates, Kane, Inc. and Alford Industries, Inc., filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The Fund's investment adviser is unable to predict the outcome or timing of these proceedings.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

 ASSETS:
 Total investments in securities, at value (identified cost
 $1,794,504,924 and
 tax cost $1,794,533,924)                                                           $ 1,888,275,572
 Cash                                                                                     2,938,144
 Income receivable                                                                       35,309,882
 Receivable for investments sold                                                          4,458,215
 Receivable for shares sold                                                              10,138,914
 Prepaid expenses                                                                            89,659
    Total assets                                                                      1,941,210,386
 LIABILITIES:
 Payable for investments purchased                                     $ 18,213,429
 Payable for shares redeemed                                              2,529,605
 Accrued expenses                                                         1,569,065
    Total liabilities                                                                    22,312,099
 NET ASSETS for 158,646,569 shares outstanding                                      $ 1,918,898,287
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $ 1,842,708,903
 Net unrealized appreciation of investments                                              93,770,648
 Accumulated net realized loss on investments                                          (18,542,965)
 Undistributed net investment income                                                        961,701
    Total Net Assets                                                                $ 1,918,898,287
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($748,294,250 / 61,849,176 shares                                 $12.10
 outstanding)
 Offering Price Per Share (100/95.50 of $12.10)*                                             $12.67
 Redemption Proceeds Per Share                                                               $12.10
 CLASS B SHARES:
 Net Asset Value Per Share ($980,124,500 / 81,048,573 shares                                 $12.09
 outstanding)
 Offering Price Per Share                                                                    $12.09
 Redemption Proceeds Per Share (94.50/100 of $12.09)**                                       $11.43
 CLASS C SHARES:
 Net Asset Value Per Share ($190,479,537 / 15,748,820 shares                                 $12.09
 outstanding)
 Offering Price Per Share                                                                    $12.09
 Redemption Proceeds Per Share (99.00/100 of $12.09)**                                       $11.97

* See "Investing in The Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 1998

 INVESTMENT INCOME:
 Dividends                                                                  $  5,732,560
 Interest                                                                    145,785,717
     Total income                                                            151,518,277
 EXPENSES:
 Investment advisory fee                                       $ 11,762,123
 Administrative personnel and services fee                        1,183,458
 Custodian fees                                                      91,146
 Transfer and dividend disbursing agent fees and expenses         1,288,045
 Directors'/Trustees' fees                                           12,763
 Auditing fees                                                       20,869
 Legal fees                                                          13,574
 Portfolio accounting fees                                          184,962
 Distribution services fee--Class B Shares                        5,586,434
 Distribution services fee--Class C Shares                        1,090,776
 Shareholder services fee--Class A Shares                         1,694,971
 Shareholder services fee--Class B Shares                         1,862,145
 Shareholder services fee--Class C Shares                           363,592
 Share registration costs                                           321,462
 Printing and postage                                               215,744
 Insurance premiums                                                  11,753
 Taxes                                                               13,174
 Miscellaneous                                                       21,469
     Total expenses                                              25,738,460
 Waivers--
          Waiver of shareholder services fee--Class A Shares       (48,877)
                Net expenses                                                  25,689,583
                       Net investment income                                 125,828,694
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                              3,952,748
 Net change in unrealized appreciation (depreciation) of                      95,882,031
 investments
     Net realized and unrealized gain on investments                          99,834,779
          Change in net assets resulting from operations                    $225,663,473

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED MARCH 31,
                                                                      1998               1997
INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                          $   125,828,694 $        90,239,152
 Net realized gain (loss) on investments ($7,052,046 and
 $4,383,958
 net gains, respectively, as computed for federal tax purposes)       3,952,748           3,736,400
 Net change in unrealized appreciation (depreciation)                95,882,031          14,085,861
  Change in net assets resulting from operations                    225,663,473         108,061,413
 NET EQUALIZATION CREDITS (DEBITS)--                                    541,802             711,322
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                   (57,323,230)        (52,284,090)
  Class B Shares                                                   (57,006,059)        (30,228,197)
  Class C Shares                                                   (11,174,312)         (6,903,310)
   Change in net assets resulting from distributions
   to shareholders                                                 (125,503,601)       (89,415,597)
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO
 NET INVESTMENT INCOME)--
 Proceeds from sale of shares                                       806,888,506         505,365,871
 Net asset value of shares issued to shareholders in payment
 of distributions declared                                           63,870,285          45,806,089
 Cost of shares redeemed                                           (270,557,852)      (178,213,093)
  Change in net assets resulting from share transactions            600,200,939         372,958,867
   Change in net assets                                             700,902,613         392,316,005
 NET ASSETS:
 Beginning of period                                               1,217,995,674        825,679,669
 End of period (including undistributed net investment
 income of $961,701 and $636,608, respectively)                 $  1,918,898,287$     1,217,995,674

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  YEAR ENDED
                                                                  MARCH 31,
                     1998      1997      1996     1995      1994(A)     1993       1992        1991        1990         1989
NET ASSET VALUE,
 BEGINNING OF        $11.31    $11.08    $10.54    $10.99     $11.19     $10.80      $ 8.79     $ 8.96       $10.99       $11.20
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income                1.00      1.04      1.00      1.01       1.05       1.13        1.23       1.21         1.33         1.40
 Net realized and
 unrealized gain
 (loss) on             0.79      0.22      0.55    (0.43)     (0.19)       0.41        1.99     (0.14)       (1.98)       (0.20)
 investments
 Total from
 investment
 operations            1.79      1.26      1.55      0.58       0.86       1.54        3.22       1.07       (0.65)         1.20
 LESS DISTRIBUTIONS
 Distributions
 from
 net investment
 income              (1.00)    (1.03)    (1.00)    (1.03)     (1.06)     (1.15)      (1.21)     (1.24)       (1.38)       (1.41)
 Distributions in
 excess of net
 investment
 income(b)               --        --    (0.01)        --         --         -- --                  --  --           --
 Total               (1.00)    (1.03)    (1.01)    (1.03)     (1.06)     (1.15)      (1.21)     (1.24)       (1.38)       (1.41)
 distributions
 NET ASSET VALUE,
 END OF PERIOD       $12.10    $11.31    $11.08    $10.54     $10.99     $11.19      $10.80     $ 8.79       $ 8.96       $10.99
 TOTAL RETURN(C)     16.48%    11.88%    15.24%     5.74%      7.82%     15.39%      38.83%     14.20%      (6.82%)       11.34%
 RATIOS TO
 AVERAGE
 NET ASSETS
 Expenses             1.21%     1.21%     1.22%     1.21%      1.18%      1.08%       1.02%      1.03%        1.02%        1.00%
 Net investment
 income               8.46%     9.19%     9.07%     9.64%      9.27%     10.44%      12.40%     14.62%       13.01%       12.55%
 Expense waiver/
 reimbursement(d)     0.01%     0.03%     0.06%     0.05%      0.05%      0.08%          --         --  --                    --
 SUPPLEMENTAL DATA
 Net assets, end
 of
 period (000        $748,294 $599,736  $530,203  $448,040    $439,149  $417,015    $351,087   $252,147     $282,149     $379,876
 omitted)
 Portfolio              58%       55%       53%       52%        76%        49%         37%        32%          40%          43%
 turnover

(a) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares net assets (000 omitted) were $838.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             YEAR ENDED MARCH 31,
                                                           1998        1997             1996           1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $11.31       $11.08              $10.54       $10.57
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.91         0.96                0.95         0.51
  Net realized and unrealized gain (loss) on                  0.78         0.21                0.51       (0.07)
  investments
  Total from investment operations                            1.69         1.17                1.46         0.44
 LESS DISTRIBUTIONS
  Distributions from net investment income                  (0.91)       (0.94)              (0.91)       (0.47)
  Distributions in excess of net investment income(b)           --           --              (0.01)         --
  Total distributions                                       (0.91)       (0.94)              (0.92)       (0.47)
 NET ASSET VALUE, END OF PERIOD                             $12.09       $11.31              $11.08       $10.54
 TOTAL RETURN(C)                                            15.52%       10.99%              14.31%        4.47%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                   1.97%        1.99%               2.03%       2.02%*
  Net investment income                                      7.76%        8.39%               8.29%       9.47%*
  Expense waiver/reimbursement(d)                               --           --               0.01%       0.05%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $980,125     $513,169           $238,055      $33,295
  Portfolio turnover                                           58%          55%                 53%          52%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 27, 1994 (date of initial public investment) to March 31, 1995.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED MARCH 31,
                                                    1998         1997       1996         1995          1994(A)(B)
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.31      $11.08      $10.54       $10.99         $11.18
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.91        0.95        0.92         0.94           0.92
  Net realized and unrealized gain (loss)
  on investments                                        0.78        0.22        0.54       (0.44)         (0.23)
  Total from investment operations                      1.69        1.17        1.46         0.50           0.69
 LESS DISTRIBUTIONS
  Distributions from net investment income            (0.91)      (0.94)      (0.91)       (0.95)         (0.88)
  Distributions in excess of net
  investment income(c)                                    --          --      (0.01)           --             --
  Total distributions                                 (0.91)      (0.94)      (0.92)       (0.95)         (0.88)
 NET ASSET VALUE, END OF PERIOD                       $12.09      $11.31      $11.08       $10.54         $10.99
 TOTAL RETURN(D)                                      15.51%      11.00%      14.35%        4.91%          6.23%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                             1.97%       1.99%       2.00%        1.98%         1.99%*
  Net investment income                                7.74%       8.38%       8.30%        8.90%         8.54%*
  Expense waiver/reimbursement(e)                         --       0.00%       0.03%        0.05%         0.05%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $190,480    $105,095     $57,422      $32,376        $24,360
  Portfolio turnover                                     58%         55%         53%          52%            76%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 30, 1993 (date of initial public investment) to March 31, 1994.

(b) As of July 29, 1994, Select Shares were no longer offered and were reclassified as Class C Shares. For the year ended March 31, 1994, Select Shares net assets (000 omitted) were $838.

(c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998

1. ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares:
Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a diversified portfolio of professionally managed fixed income securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

            INCREASE (DECREASE)
                 UNDISTRIBUTED NET
 PAID-IN CAPITAL INVESTMENT INCOME
       $541,802         $(541,802)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At March 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $14,461,005, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2000.

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at March 31, 1998 is as follows:

              SECURITY                ACQUISITION DATE           ACQUISITION
                                                                   COST
  Aviation Sales Co., Sr. Sub.           2/11/1998               $ 993,950
  Note
  Accuride Corp., Sr. Sub. Note    1/15/1998 - 2/3/1998          5,949,378
  Big City Radio, Inc., Sr.        3/12/1998 - 3/13/1998         5,669,674
  Disc. Note
  Chancellor Radio Broadcasting   12/15/1997 - 3/11/1998        10,530,399
  Co., Sr. Sub. Note
  American Architectural           12/4/1997 - 2/27/1998         6,554,938
  Products Corp., Sr. Note
  Fisher Scientific                1/13/1998 - 3/18/1998         4,905,938
  International, Inc., Sr. Sub.
  Note
  Diva Systems Corp., Unit         2/11/1998 - 2/12/1998         4,784,676
  Lenfest Communications Inc.,     1/30/1998 - 3/26/1998         5,635,177
  Sr. Sub. Note
  NTL, Inc., Sr. Defd. Cpn.        3/6/1998 - 3/19/1998         15,253,176
  Note
  United International
  Holdings, Inc.,
    Sr. Secd. Disc. Note           1/30/1998 - 2/3/1998          9,037,315
  Polymer Group, Inc., Sr. Sub.    2/27/1998 - 3/17/1998         4,706,375
  Note
  Glenoit Corp., Sr. Sub. Note     3/26/1997 - 8/19/1997         7,280,944
  ClimaChem, Inc., Sr. Note              11/21/1997              2,506,250
  Eagle Picher Industries,               2/19/1998               7,340,923
  Inc., Sr. Sub. Note
  Chattem, Inc., Sr. Sub. Note     3/20/1998 - 3/23/1998         5,812,906
  Diamond Triumph Auto Glass,            3/25/1998               1,100,000
  Inc., Sr. Note
  Revlon Consumer Products               1/28/1998               3,488,835
  Corp., Sr. Note
  Revlon Consumer Products               1/28/1998              22,206,630
  Corp., Sr. Sub. Note
  Sealy Corporation, Sr. Sub.           12/11/1997               2,400,000
  Note
  Sealy Mattress Co., Sr. Sub.          12/11/1997               3,074,188
  Disc. Note
  Tekni-Plex, Inc., Sr. Sub.       2/26/1998 - 3/18/1998         5,727,500
  Note
  PX Escrow Corp., Sr. Sub.        2/6/1998 - 3/16/1998          1,669,195
  Disc. Note
  Viasystems, Inc., Sr. Sub.             2/9/1998                6,714,125
  Note
  Purina Mills, Inc., Sr. Sub.           3/6/1998                3,825,000
  Note
  Eagle Family Foods, Inc., Sr.    1/16/1998 - 3/17/1998         3,042,500
  Sub. Note
  CONMED Corp., Sr. Sub. Note            2/26/1998               1,500,000
  PharMerica, Inc., Sr. Sub.             3/31/1998               2,350,000
  Note
  Prime Medical Services, Inc.,          3/24/1998               2,363,125
  Sr. Sub. Note
  Werner Enterprises, Inc., Sr.   11/14/1997 - 1/29/1998         5,270,000
  Sub. Note
  Anchor Lamina, Inc., Sr. Sub.    1/30/1998 - 3/17/1998         4,635,094
  Note
  Elgin National Industries,       11/3/1997 - 12/4/1997         2,109,875
  Inc., Sr. Note
  International Utility
  Structures, Inc.,
    Sr. Sub. Note                  1/27/1998 - 1/28/1998         2,939,187

  Premier Cruises Ltd., Sr.              3/6/1998                6,309,550
  Note
  Columbus McKinnion Corp., Sr.         3/26/1998                5,160,804
  Sub. Note
  National Equipment Services,    11/20/1997 - 12/3/1997         6,221,520
  Inc., Sr. Sub. Note
              SECURITY              ACQUISITION DATE            ACQUISITION
                                                                   COST
  AEI Holding Co., Inc., Sr.       11/6/1997 - 12/18/1997       $4,939,063
  Note
  Abraxas Petroleum Corp., Sr.            1/20/1998              3,416,000
  Note, Series C
  Dailey Petroleum Services               2/6/1998               6,275,000
  Corp., Sr. Note
  Offshore Logistics, Inc., Sr.          1/22/1998               1,695,291
  Note
  The Houston Exploration Co.,           2/25/1998               1,522,766
  Sr. Sub. Note
  Universal Compression
  Holdings, Inc.,
    Sr. Disc. Note                 2/13/1998 - 3/24/1998         1,796,137

  Universal Compression
  Holdings, Inc.,
    Sr. Disc. Note                 2/13/1998 - 3/24/1998         3,371,835

  XCL, Ltd.                              5/13/1997               3,750,000
  Primedia, Inc., Sr. Note               2/11/1998               4,772,400
  SITEL Corp., Sr. Sub. Note             3/5/1998                3,725,000
  WHX Corp., Sr. Note                    3/31/1998               4,575,000
  The Holt Group, Inc., Sr.        1/14/1998 - 2/9/1998          4,463,000
  Note
  FLAG Ltd., Sr. Note                    1/23/1998               3,275,000
  McLeod, Inc., Sr. Note                 3/10/1998               3,000,000
  NEXTEL Communications, Inc.,     2/6/1998 - 3/3/1998          15,227,974
  Sr. Disc. Note
  NEXTLINK Communications,
  Inc.,
    Sr. Disc. Note                       3/27/1998               2,028,349
  NEXTLINK Communications,               2/26/1998               8,632,527
  Inc., Sr. Note
  Nextel International, Inc.,            3/9/1998                3,738,633
  Sr. Disc. Note
  Qwest Communications
  International, Inc.,
    Sr. Disc. Note                       1/22/1998               5,088,453
  Teligent, Inc., Sr. Disc.        3/18/1998 - 3/23/1998         4,000,913
  Note
  Bar Technologies, Inc.,                8/27/1996                      0
  Warrants
  CS Wireless Systems, Inc.             12/2/1996                       0
  Electronic Retailing Systems
    International, Inc.,                1/21/1997                  168,247
    Warrants
  IHF Capital, Inc., Warrants          11/4/1994                    37,050
  Kane Industries, Inc.,                3/16/1990                   62,656
  Warrants
  MAFCO Acquisition, Warrants           7/1/1991                    80,625
  MetroNet Communications              12/31/1997                       0
  Corp., Warrants
  Specialty Foods Acquisition      8/10/1993 - 8/27/1993           250,415
  Corp.
  Sullivan Graphics, Inc.               2/8/1990                   217,112
  Nebco Evans Holding Co.,
    Exchangeable Pfd. Stock             2/27/1998                4,510,000
  International Utility                 1/27/1998                  475,000
  Structures, Inc., Unit
  Primedia, Inc., Exchangeable          2/11/1998                9,144,800
  Pfd. Stock, Series G
  NEXTEL Communications, Inc.,
  Exchangeable
    Pfd. Stock, Series E                2/6/1998                 3,175,000

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1998, par value shares ($0.01 per share) authorized were as follows:

                     NUMBER OF PAR VALUE
 CLASS NAME       CAPITAL STOCK AUTHORIZED
 Class A              4,000,000,000
 Class B              2,000,000,000
 Class C              4,000,000,000

Transactions in capital stock were as follows:


                                                                  MARCH 31,
                                             1998                              1997
 CLASS A SHARES                     SHARES            AMOUNT          SHARES             AMOUNT
Shares sold                            17,322,252    $ 204,316,349    11,332,321   $ 127,059,070
 Shares issued to shareholders in
 paymentof distributions declared       2,605,774       30,621,664     2,477,211      27,712,430
 Shares redeemed                      (11,104,769)    (131,161,460)   (8,642,783)    (96,856,760)
  Net change resulting from
  Class A Share transactions            8,823,257    $ 103,776,553     5,166,749   $  57,914,740

                                                                 MARCH 31,
                                             1998                             1997
 CLASS B SHARES                     SHARES            AMOUNT          SHARES             AMOUNT
Shares sold                            42,537,839    $ 501,512,752     28,139,746   $316,878,366
 Shares issued to shareholders in
 payment of distributions declared       2,239,670      26,393,364      1,241,207     13,936,174
 Shares redeemed                       (9,110,993)    (107,775,700)    (5,486,949)   (61,971,208)
  Net change resulting from
  Class B Share transactions           35,666,516    $ 420,130,416     23,894,004   $268,843,332

 FEDERATED HIGH INCOME BOND FUND, INC.

                                                                 MARCH 31,
                                             1998                             1997
 CLASS C SHARES                      SHARES           AMOUNT          SHARES             AMOUNT
 Shares sold                            8,559,493    $ 101,059,405      5,462,599  $ 61,428,435
 Shares issued to shareholders in
 payment of distributions declared        577,521        6,855,257        370,644     4,157,485
 Shares redeemed                       (2,683,277)     (31,620,692)    (1,720,918)  (19,385,125)
  Net change resulting from
  Class C Share transactions            6,453,737     $ 76,293,970      4,112,325  $ 46,200,795
  Net change resulting from Fund
  share transactions                   50,943,510     $600,200,939     33,173,078  $372,958,867

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                          PERCENTAGE OF
                       AVERAGE DAILY NET
  SHARE CLASS NAME      ASSETS OF CLASS
 Class B Shares              0.75%
 Class C Shares              0.75%

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000 ISSUE

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1998, were as follows:

PURCHASES              $1,431,913,736

SALES                    $885,972,740

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of FEDERATED HIGH INCOME BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Federated High Income Bond Fund, Inc. (a Maryland Corporation), including the schedule of portfolio investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund, Inc. as of March 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
May 15, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Nicholas J. Seitanakis
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314195108
Cusip 314195207
Cusip 314195306
8042507 (5/98)

[Graphic]





                                    APPENDIX


A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/30/77 to 3/31/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of hypothetical initial investment of $21,000 in Federated High Income Bond Fund, Inc.'s Class A Shares, assuming a 4.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $173,982 on 3/31/98.


A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 11/30/77 to 3/31/98. The "y" axis is measured in increments of $25,000 ranging from $0 to $100,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $85,117 on 3/31/98.


A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 3/31/88 to 3/31/98. The "y" axis is measured in increments of $2,500 ranging from $0 to $17,500 and indicates that the ending value of a hypothetical investment of $5,000 in the fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $15,517 on 3/31/98.


A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the fund based on a 4.50% sales charge are represented by a solid line. The Leham Brothers Single B Rated Index (the "LBSBRI") is represented by a dotted line. The Lipper High Current Yield Funds Average (the "LHCYFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LBSBRI and the LHCYFA. The "x" axis reflects computation periods from 3/31/88 to 3/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 4.50% sales charge, as compared to the LBSBRI and the LHCYFA; the ending values were $31,034, $29,665, and $27,751, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the period ended 3/31/98, beginning with the inception date of the fund (11/30/77), and the one-year, five-year, and ten-year periods thereafter, the Average Annual Total Returns were 10.96%, 11.27%, 10.33%, and 11.99%, respectively.


A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the fund based on a 3.00% contingent deferred sales charge are represented by a solid line. The Leham Brothers Single B Rated Index (the "LBSBRI") is represented by a dotted line. The Lipper High Current Yield Funds Average (the "LHCYFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the LBSBRI and the LHCYFA. The "x" axis reflects computation periods from 9/27/94 to 3/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 3.00% contingent deferred sales charge, as compared to the LBSBRI and the LHCYFA; the ending values were $14,907, $15,834, and $15,205, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the period ended 3/31/98, beginning with the inception date of the fund (9/27/94), and the one-year period thereafter; the Average Annual Total Returns were 12.05% and 9.60%, respectively.


A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the fund based on a 1.00% contingent deferred sales charge are represented by a solid line. The Leham Brothers Single B Rated Index (the "LBSBRI") is represented by a dotted line. The Lipper High Current Yield Funds Average (the "LHCYFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the LBSBRI and the LHCYFA. The "x" axis reflects computation periods from 4/30/93 to 3/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares based on a 1.00% contingent deferred sales charge, as compared to the LBSBRI and the LHCYFA; the ending values were $16,340, $17,131, and $16,829, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the period ended 3/31/98, beginning with the inception date of the fund (4/30/93), and the one-year period thereafter, the Average Annual Total Returns were 10.50% and 14.46%, respectively.